SEMI-ANNUAL REPORT

[Graphic]

RICHARD B. FISHER

President

Federated Equity Income Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was created in 1986, and I am pleased to present its 13th Semi-Annual Report. This fund is ideal for investors who want to own high-quality, historically high dividend-paying stocks. This is a simple investment concept for our fund managers and shareholders. As of September 30, 1999, the fund's net assets of $2.5 billion were invested as follows: 77% in high-quality, good dividend-paying common stocks, 20% in convertible securities, and a 3% cash position. The fund's 244,000 shareholders own an interest in 64 common stocks and 19 convertible issues, selected for income and future growth opportunities.

This report covers the first half of the fund's fiscal year which is the six-month reporting period from April 1, 1999 through September 30, 1999. It begins with a discussion with the fund's portfolio manager, Linda A. Duessel, Vice President of Federated Investment Management Company. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a listing of the fund's portfolio holdings, and third is the publication of the fund's financial statements.

On September 30, 1999, the fund's diversified holdings included 85 stocks and convertible securities across 11 major industry sectors. They included such well-known names as Apple Computer, AT&T, Chase Manhattan, DuPont, Exxon, Ford Motors, General Electric, H.J. Heinz, Intel, and Walt Disney.

The U.S. stock market struggled during the six-month reporting period as investors worried about the Federal Reserve Board's (the "Fed") inclination to raise interest rates further, the prospect of inflation, and lower corporate earnings. As a result, the Standard & Poor's ("S&P") 500 Index 1 produced a flat return. During the reporting period, the fund's net asset value declined slightly, tempered by the fund's strong dividend orientation. More than 30% of the fund's assets were in common stocks that have raised their dividend every year for at least the last ten years.

1 The S&P 500 Index is an unmanaged index of common stocks in industry, transportation and financial and public utility companies. Investments cannot be made in an index.

The fund holds good dividend-paying stocks for the long term. This investment strategy has been positive; however, this is a market environment that reminds us of risk as well as reward. In managing the fund's assets, the fund's managers keep to simple disciplines and work considerably harder on the portfolio selections. The fund's strategy of focusing on stocks with reliable, consistent earnings and defensive investments, such as higher yielding convertible securities, has been successful.

Individual share class total return performance for the six-month reporting period, including income and realized gains distributions, follows. 2


                 TOTAL RETURN   INCOME   CAPITAL GAINS   NET ASSET VALUE CHANGE
Class A Shares   0.52%          $0.15     $0.001         $19.49 to $19.45 = (0.02%)
Class B Shares   0.14%          $0.07     $0.001         $19.49 to $19.45 = (0.02%)
Class C Shares   0.14%          $0.07     $0.001         $19.50 to $19.46 = (0.02%)
Class F Shares   0.39%          $0.12     $0.001         $19.50 to $19.46 = (0.02%)

I recommend that you consider adding to your fund account on a regular basis. Please take a few moments to review the fund's broad array of holdings, and I believe you will be rewarded by ownership of these great corporations.

Remember, reinvesting your monthly Federated Equity Income Fund, Inc. dividend is a convenient way to build the value of your account, as the number of your shares will then increase each month. Reinvesting brings into play the benefit of monthly compounding of shares.

Thank you for your continued support of Federated Equity Income Fund, Inc. and, as always, we welcome your comments and suggestions.

Very sincerely yours,

[Graphic]

Richard B. Fisher
President
November 15, 1999

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (4.99%), (5.35%), (0.86%) and (1.61%), respectively.

[Graphic]

LINDA A. DUESSEL

Vice President

Federated Investment Management Company

Investment Review

WHAT ARE YOUR COMMENTS ON THE FIRST SIX MONTHS OF THE FUND'S FISCAL YEAR, WHICH SAW TWO QUARTERS OF CONTRASTING PERFORMANCE FROM STOCKS?

The stock market in the second quarter of 1999 delivered a strong return as indicated by the Standard & Poor's ("S&P") 500 Index's return of 7.05%. This quarter was marked by dramatic reversals in leadership based on market capitalization, investment style (i.e., "value" versus "growth"), and sector. Through March 1999, the largest companies in the S&P 500 Index dominated. In the second quarter of 1999, small capitalization stocks outperformed large capitalization stocks by 8.5%, as reported by Ned Davis Research ("Ned Davis"). There was also a sudden reversal in investment style performance. Since the fourth quarter of 1997, growth stocks had provided excess return relative to value stocks. Ned Davis also reported that in the second quarter, large capitalization value stocks outperformed large capitalization growth stocks by 7.50%. These shifts were accompanied by rapid sector rotation, as the technology, financial and pharmaceutical groups lagged, while the beleaguered basic materials and industrial cyclical sectors surged.

The broadening in what had been until recently a narrow market was due to the increasing perception that overseas economies were improving, while the United States' economy continued to be robust.

This strength caused concern in the bond market, where the 30-year Treasury bond yield rose from its October 1998 low of 4.70% to over 6.00% by the end of June 1999, the largest percentage move upward in yields during the low- inflation decade of the 1990s. Therefore, when the the Fed raised short-term interest rates by 0.25% in late June 1999, the first increase since March 1997, the markets were much more focused on the Fed's stated inclination not to raise rates further, having well anticipated the June rate hike.

In the third quarter of 1999, the S&P 500 Index returned (6.24%) as the stock market corrected after experiencing a mid-July peak (interestingly, on approximately the same day as 1998's market peak). The third quarter also saw dramatic reversals in leadership based on investment style and sector, as Ned Davis reported that large capitalization growth stocks outperformed large capitalization value stocks by 6.10%. Further, technology resumed its leadership, and was the only sector in the S&P 500 Index to report a positive return in the third quarter.

Once again, any advances in the S&P 500 Index have been fueled by a narrow group of stocks. Sanford C. Bernstein & Co. notes that this year all of the returns in the S&P 500 Index have come from ten stocks selling at very high multiples on earnings. This masks the fact that the average stock in the S&P 500 Index is actually down 22.45% from its 1999 peak price.

HOW DID FEDERATED EQUITY INCOME FUND, INC. PERFORM FOR ITS SHAREHOLDERS IN THIS FLAT ENVIRONMENT?

The fund's returns for the six-month reporting period ended September 30, 1999 were consistent with the 0.37% total return of the market as represented by the S&P 500 Index, and were slightly more positive than the average equity income fund. For the six-month reporting period, the fund's Class A, B, C, and F Shares produced total returns of 0.52%, 0.14%, 0.14%, and 0.39%, respectively, based on net asset value. 1 These returns compared favorably against the 0.02% average total return of the 234 equity income funds return tracked by Lipper Analytical Services, Inc.2

On a relative basis, Federated Equity Income Fund, Inc. performed particularly well. Based on total return, the fund ranked within the top quintile (top 20%) of the equity income funds tracked by Lipper Analytical Services, Inc. As of September 30, 1999, the fund ranked 33/234, 34/166, 10/109, and 4/42 for the one-, three-, five- and ten-year periods, respectively. 3

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (4.99%), (5.35%), (0.86%) and (1.61%), respectively.

2 This figure represents the average of the total returns reported by all mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

3 Lipper rankings are for Class A Shares and do not take sales charges into account.

WHAT ISSUES WERE YOU BUYING AND SELLING DURING THE REPORTING PERIOD?

In the basic materials sector, we sold Barrick Gold Corp. after the stock appreciated dramatically during the surge in most commodity stocks. We purchased MONSANTO CONVERTIBLE PREFERREDS which yielded 6.20% and we believe that the underlying common stock is undervalued.

In the consumer staples sector, we completed the fund's swap out of Food Lion into ALBERTSONS. Both companies are undervalued supermarket concerns; however, we believe that Albertsons is a higher quality company with a number of positive catalysts. We also sold McKesson HBOC Convertible Preferreds after management credibility issues arose, and the earnings outlook deteriorated materially. We replaced it with PROCTER & GAMBLE, a leading global manufacturer of household products, which has raised its dividend every year for the last 27 years at an average rate of 9.6%. The stock appeared inexpensive, and a major restructuring was recently announced which should boost earnings.

In the health care sector, we sold American Home Products Corp. as litigation prospects concerning its diet medication worsened, and we purchased PHARMACIA & UPJOHN, INC., an equally inexpensive pharmaceutical stock without litigation worries and few patent expirations.

In the technology sector, we sold the common stock and convertible securities of Western Digital Corp. and the common stock of Storage Technology Corp. The competitive prospects for each of these companies have declined dramatically since our initial investment. We applied the proceeds to a basket of convertible securities of quality companies in growth areas of technology. These companies included: AMDOCS LTD., billing systems for major telecommunications companies; CITRIX SYSTEMS, INC., thin-client server applications; PSINET, INC., Internet connectivity and Web hosting; VERIO, INC., Internet services for small- and mid-sized companies; and VERITAS SOFTWARE CORP., enterprise storage management.

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF SEPTEMBER 30, 1999, AND WHAT WERE THE FUND'S SECTOR WEIGHTINGS?


                               PERCENTAGE OF

NAME                           NET ASSETS
GTE Corp.                        2.4%
EMC Corp. Mass, Conv. Bond
and Conv. Sub. Note, 3.25%,
3/15/2002                        2.3%

Home Depot, Inc., Conv.
Sub. Note, 3.25%,

10/01/2001                       2.3%
International Business
Machines Corp.                   2.2%
Bristol-Myers Squibb Co.         2.1%
Sun Microsystems, Inc.           2.1%
Motorola, Inc.                   1.8%
General Electric Co.             1.8%
Apple Computer, Inc.             1.7%
Baxter International, Inc.       1.7%
TOTAL                           20.4%


                         PERCENTAGE OF    PERCENTAGE OF

SECTOR                   NET ASSETS       S&P 500 INDEX
Technology               22.8%            24.6%
Financials               13.7%            14.1%
Consumer Staples         12.0%            12.0%
Health Care              10.2%            10.2%
Communication Services    9.3%             8.4%
Capital Goods             8.6%             8.8%
Consumer Cyclicals        7.5%             8.8%
Energy                    6.7%             6.3%
Utilities                 3.1%             2.8%
Basic Materials           2.4%             3.2%
Transportation            1.0%             0.8%
Other                     3.2%               -

AS WE APPROACH THE END OF 1999, WHAT ARE YOUR THOUGHTS ON THE DIRECTION OF THE MARKET AND YOUR STRATEGY FOR THE FUND?

As we enter the last quarter of the millennium, several uncertainties exist for the market. The most important concern is the level and direction of interest rates. In its early October Federal Open Market Committee meeting, the Fed announced that it would not increase short-term interest rates. Still, it stated that concerns about continuing tight labor markets and the possibility of inflation may cause it to raise rates in the near future. Other worries include the above-mentioned narrow market, rising energy prices, dollar uncertainty and Year 2000 effects on the global economy and financial markets. On the other hand, the global economy is improving, the U.S. consumer is employed and confident, and with few exceptions, inflation is not evident.

As we have mentioned in the past, intense global competition has made pricing power virtually nonexistent. In such an environment, those companies that can consistently deliver revenue growth should see their stock prices rewarded. According to Donaldson, Lufkin & Jenrette, the top one-third of firms by market capitalization are enjoying 13% average revenue gains on an unweighted basis-compared with 8% for the middle capitalization stocks, and 3% for the smallest capitalization stocks.

Federated Equity Income Fund, Inc. seeks to hold such market leaders. Further, the fund holds a blend of growth and value stocks, which tempers the effect of dramatic shifts in leadership between the growth and value investment style. We hold convertible bonds and preferred stocks for their income component and relatively defensive attributes. Also, more than 30% of the fund's assets are invested in common stocks that have raised their dividend every year for at least the last ten years.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $13,000 IN THE CLASS A SHARES OF FEDERATED EQUITY INCOME FUND, INC. ON 12/30/86, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $62,656 ON 9/30/99. YOU WOULD HAVE EARNED A 13.27% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/99, the Class A Shares' average annual 1-year, 5-year and 10-year total returns were 13.31%, 17.32% and 13.34%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (9/28/94) total returns were 13.49%, 17.58% and 17.75%, respectively. Class C Shares' average annual 1- year, 5-year and since inception (5/4/93) total returns were 18.05%, 17.80% and 15.25%, respectively. Class F Shares' average annual 1-year, 5-year and since inception (11/13/93) total returns were 17.47%, 18.16% and 15.10%, respectively.

2

[Graphic]
See Appendix A1

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge; Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 12 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $37,345.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Equity Income Fund, Inc. on 12/30/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $13,000, but your account would have reached a total value of $37,345 1 by 9/30/99. You would have earned an average annual total return of 14.72%.

A practical investment plan helps you pursue growth and income through common stocks and convertible securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time.

Put time, money, and compounding to work.

[Graphic]
See Appendix A2

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Profile - Investing for Growth

Eliot and Helen Barnes are a fictitious couple who share with many other investors the goal of growth from good dividend-paying stocks.

Eliot is an engineer working for a major corporation. Helen teaches school. On September 30, 1989, the Barnes invested $15,000 from maturing certificates of deposit 1 in the Class A Shares of Federated Equity Income Fund, Inc.

As this chart shows, over 10 years, their original investment has grown to $52,491. This represents a 13.99% 2 average annual total return. For the Barnes, that meant good performance from dividend-paying stocks in 12 industry sectors that helped their money grow.

[Graphic]
See Appendix A3

1 Certificates of deposit, unlike mutual funds, are Federal Deposit Insurance Corporation insured and offer fixed rates of return.

2 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results.

Portfolio of Investments

SEPTEMBER 30, 1999 (UNAUDITED)


SHARES                                                   VALUE

                 COMMON STOCKS-76.8%
                 BASIC MATERIALS-1.0%

       434,452   Du Pont (E.I.) de Nemours &

                 Co.                              $     26,447,267
                 CAPITAL GOODS-6.2%
       422,000   Emerson Electric Co.                   26,665,125
       381,400   General Electric Co.                   45,219,739
       813,000   Lockheed Martin Corp.                  26,574,939
       491,200   Pitney Bowes, Inc.                     29,932,500
       386,600   Textron, Inc.                          29,913,175
                 TOTAL                                 158,305,478
                 COMMUNICATION SERVICES-

                 8.7%

       641,900   AT&T Corp.                             27,922,650
       570,900   Ameritech Corp.                        38,357,344
       785,400   GTE Corp.                              60,377,625
       507,511 1 MCI Worldcom, Inc.                     36,477,353
       741,700   Sprint Corp.                           40,237,225
       232,150 1 Sprint Corp. (PCS Group)               17,309,684
                 TOTAL                                 220,681,881
                 CONSUMER CYCLICALS-5.2%

       238,400   Block (H&R), Inc.                      10,355,500
     1,067,700   Cooper Tire & Rubber Co.               18,818,214
       531,000   Ford Motor Co.                         26,649,564
       862,000   New York Times Co., Class A            32,325,000
       618,700   Penney (J.C.) Co., Inc.                21,267,814
       347,000   Whirlpool Corp.                        22,663,438
                 TOTAL                                 132,079,530
                 CONSUMER STAPLES-10.1%

       508,300   Albertsons, Inc.                       20,109,619
     1,319,400   Disney (Walt) Co.                      34,139,475
       503,000   General Mills, Inc.                    40,805,875
       720,350   Heinz (H.J.) Co.                       30,975,050
       723,800   Kimberly-Clark Corp.                   37,999,500
       979,400   PepsiCo, Inc.                          29,626,850
       679,300   Philip Morris Cos., Inc.               23,223,569

SHARES                                                     VALUE

                 COMMON STOCKS-continued

                 CONSUMER STAPLES-CONTINUED

       297,500   Procter & Gamble Co.            $      27,890,625
       445,400 1 R.J. Reynolds Tobacco
                 Holdings, Inc.                         12,025,800
                 TOTAL                                 256,796,363

                 ENERGY-6.7%

       280,000   BP Amoco PLC, ADR                      31,027,500
     1,249,841   Conoco, Inc., Class B                  34,214,397
       423,800   Exxon Corp.                            32,182,313
       695,500   Halliburton Co.                        28,515,500
       429,800   Mobil Corp.                            43,302,350
                 TOTAL                                 169,242,060
                 FINANCIALS-11.4%

       683,500   Allstate Corp.                         17,044,781
       789,070   Bank One Corp.                         27,469,499
       409,962   BankAmerica Corp.                      22,829,759
       381,300   Chase Manhattan Corp.                  28,740,488
       185,000   Chubb Corp.                             9,215,313
       989,100   Citigroup, Inc.                        43,520,400
       619,700   First Union Corp.                      22,038,081
       282,800   Lincoln National Corp.                 10,622,675
       355,500   Marsh & McLennan Cos., Inc.            24,351,750
       833,400   Mellon Bank Corp.                      28,127,250
       190,000   Merrill Lynch & Co., Inc.              12,765,625
       347,800   Morgan Stanley, Dean
                 Witter & Co.                           31,019,413
       333,200   Post Properties, Inc.                  13,098,925
                 TOTAL                                 290,843,959
                 HEALTH CARE-10.2%

       935,400   Abbott Laboratories                    34,375,950
       723,000   Baxter International, Inc.             43,560,750
       800,000   Bristol-Myers Squibb Co.               54,000,000
       413,000   Johnson & Johnson                      37,944,375
       592,890   Merck & Co., Inc.                      38,426,683
       346,500   Pharmacia & Upjohn, Inc.               17,195,063
       515,100   Warner-Lambert Co.                     34,189,763
                 TOTAL                                 259,692,584
SHARES                                                    VALUE
                 COMMON STOCKS-continued

                 TECHNOLOGY-14.6%

       701,092 1 Apple Computer, Inc.            $      44,387,887
       251,800 1 Cisco Systems, Inc.                    17,264,038
       775,000   Electronic Data Systems
                 Corp.                                  41,026,563
       352,500   Intel Corp.                            26,195,156
       456,000   International Business
                 Machines Corp.                         55,347,000
       336,500 1 Lexmark Intl. Group, Class
                 A                                      27,088,250
       529,000   Motorola, Inc.                         46,552,000
       570,900 1 Sun Microsystems, Inc.                 53,093,700
       662,000 1 Tellabs, Inc.                          37,692,625
       528,200   Xerox Corp.                            22,151,388
                 TOTAL                                 370,798,607
                 TRANSPORTATION-1.0%

       657,500   CNF Transportation, Inc.               24,491,875
                 UTILITIES-1.7%

     1,040,024   Enron Corp.                            42,900,990
                 TOTAL COMMON STOCKS
                 (IDENTIFIED COST

                 $1,524,570,742)                     1,952,280,594
                 CONVERTIBLE PREFERRED

                 STOCKS-11.2%
                 BASIC MATERIALS-1.4%

     1,005,700   Monsanto Co., Conv. Pfd.,

                 $2.60                                  36,205,200
                 CAPITAL GOODS-2.4%

     1,242,800   Crown Cork & Seal Co.,

                 Inc., Conv. Pfd., $1.89                27,729,975
     1,233,600   Ingersoll-Rand Co.,
                 Cumulative PRIDES, Series

                 6.75%                                  32,382,000
                 TOTAL                                  60,111,975

                 COMMUNICATION SERVICES-
                 0.6%

       260,000   Cox Communications, Inc.,

                 PRIDES, $0.88                          15,015,000
                 CONSUMER STAPLES-1.9%

       473,200   Ralston Purina Co., SAILS,
                 $1.08, Series Interstate

                 Bakeries                               22,240,400
       440,000 2 Suiza Foods Corp., Conv.
                 Pfd., $2.75                            15,754,200
       305,000   Suiza Foods Corp., Conv.
                 Pfd., $2.75                            10,920,525
                 TOTAL                                  48,915,125
                 FINANCIALS-2.3%

       973,700   Conseco, Inc., Cumulative

                 PRIDES, Series F, $3.50                26,959,319
       169,500   Jefferson-Pilot Corp.,
                 Conv. Pfd., $5.26, Series

                 Bank America                           15,509,250
       705,300   Lincoln National Corp.,
                 Cumulative PRIDES, $1.94               14,767,219
                 TOTAL                                  57,235,788

SHARES,

CONTRACTS OR

PRINCIPAL

AMOUNT                                                     VALUE

                 CONVERTIBLE PREFERRED

                 STOCKS-continued

                 TECHNOLOGY-1.2%
       595,400   Amdocs Ltd., Conv. Pfd.,

                 $0.38                           $      12,875,525
       241,500   PsiNet, Inc., Conv. Pfd.,
                 $0.84                                   9,720,375
       193,000   Verio, Inc., Conv. Pfd.,
                 $0.84                                   8,323,125
                 TOTAL                                  30,919,025

                 UTILITIES-1.4%
       733,200   Texas Utilities Co.,

                 Cumulative PRIDES, $4.63               36,155,925
                 TOTAL CONVERTIBLE
                 PREFERRED STOCKS
                 (IDENTIFIED COST

                 $332,899,986)                         284,558,038
                 CONVERTIBLE CORPORATE

                 BONDS-9.3%
                 CONSUMER CYCLICALS-2.3%

  $ 19,260,000   Home Depot, Inc., Conv.
                 Sub. Note, 3.25%,

                 10/1/2001                              57,557,740

                 TECHNOLOGY-7.0%
     4,250,000   America Online, Inc.,

                 Conv. Bond, 4.00%,

                 11/15/2002                             33,947,386
    54,000,000 2 Citrix Systems, Inc.,
                 Conv. Bond, 3/22/2019                  25,422,120
    27,800,000   Citrix Systems, Inc.,
                 Conv. Bond, Registered

                 Bond, 3/22/2019                        13,478,552
     5,615,000   EMC Corp. Mass, Conv. Bond,
                 Registered Bond, 3.25%,

                 3/15/2002                              35,408,134
     3,520,000 2 EMC Corp. Mass, Conv. Sub.
                 Note, 3.25%, 3/15/2002                 22,183,885
    11,595,000 2 LSI Logic Corp., Conv.
                 Bond, 4.25%, 3/15/2004                 20,639,100
    26,400,000   Veritas Software Corp.,
                 Conv. Bond, 1.86%,

                 8/13/2006                              28,085,640
                 TOTAL                                 179,164,817

                 TOTAL CONVERTIBLE
                 CORPORATE BONDS
                 (IDENTIFIED COST

                 $126,722,095)                         236,722,557
                 OPTION PURCHASED-0.0%

         4,454   R.J. Reynold Expiration
                 Date 10/16/1999, Strike
                 Price $25.00

                 (identified cost $213,079)                111,350
               3 REPURCHASE AGREEMENT-3.2%
 $  81,615,000   ABN AMRO, Inc., 5.45%,
                 dated 9/30/1999, due
                 10/1/1999 (at amortized
                 cost)  81,615,000
                 TOTAL INVESTMENTS
                 (IDENTIFIED COST
                 $2,066,020,902) 4                  $2,555,287,539

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At September 30, 1999, these securities amounted to $83,999,305 which represents 3.3% of net assets.

3 The repurchase agreement is are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $2,066,020,902. The net unrealized appreciation of investments on a federal tax basis amounts to $489,266,637 which is comprised of $630,345,261 appreciation and $141,078,624 depreciation at September 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($2,541,368,256) at September 30, 1999.

The following acronyms are used throughout this portfolio:

ADR -American Depositary Receipt

PRIDES -Preferred Redeemable Increased Dividend Equity Securities
SAILS -Stock Appreciation Income Linked Security

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

SEPTEMBER 30, 1999 (UNAUDITED)


ASSETS:
Total investments in
securities, at value
(identified and tax cost
$2,066,020,902)                                   $ 2,555,287,539
Cash                                                        4,401
Income receivable                                       4,054,173
Receivable for investments
sold                                                   27,903,705
Receivable for shares sold                              2,052,129
TOTAL ASSETS                                        2,589,301,947
LIABILITIES:

Payable for investments

purchased                        $ 44,218,875
Payable for shares
redeemed                            1,404,976
Payable for investments
purchased-options                     192,313
Income distribution
payable                               376,342
Accrued expenses                    1,741,185
TOTAL LIABILITIES                                      47,933,691
Net assets for 130,677,349
shares outstanding                                $ 2,541,368,256
NET ASSETS CONSIST OF:

Paid in capital                                   $ 2,084,758,087
Net unrealized
appreciation of
investments                                           489,259,251
Accumulated net realized
loss on investments                                   (31,730,269)
Accumulated distributions
in excess of net investment
income                                                   (918,813)
TOTAL NET ASSETS                                  $ 2,541,368,256
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share
($942,905,544 / 48,488,461
shares outstanding)                                        $19.45
Offering Price Per Share
(100/94.50 of $19.45) 1                                    $20.58
Redemption Proceeds Per
Share                                                      $19.45
CLASS B SHARES:
Net Asset Value Per Share
($1,276,391,874 /
65,639,116 shares
outstanding)                                               $19.45
Offering Price Per Share                                   $19.45
Redemption Proceeds Per
Share (94.50/100 of
$19.45) 1                                                  $18.38
CLASS C SHARES:
Net Asset Value Per Share
($197,300,506 / 10,138,585
shares outstanding)                                        $19.46
Offering Price Per Share                                   $19.46
Redemption Proceeds Per
Share (99.00/100 of
$19.46) 1                                                  $19.27
CLASS F SHARES:
Net Asset Value Per Share
($124,770,332 / 6,411,187
shares outstanding)                                        $19.46
Offering Price Per Share
(100/99.00 of $19.46) 1                                    $19.66
Redemption Proceeds Per
Share (99.00/100 of
$19.46) 1                                                  $19.27

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)


INVESTMENT INCOME:
Dividends (net of foreign
taxes withheld of $37,324)                      $  28,147,757
Interest                                            3,552,858
TOTAL INCOME                                       31,700,615
EXPENSES:

Investment advisory fee        $  7,942,206
Administrative personnel
and services fee                    998,071
Custodian fees                       72,772
Transfer and dividend
disbursing agent fees and
expenses                          1,442,284
Directors'/Trustees' fees            12,567
Auditing fees                         8,596
Legal fees                            5,949
Portfolio accounting fees           128,353
Distribution services fee-
Class B Shares                    4,978,508
Distribution services fee-
Class C Shares                      771,204
Distribution services fee-
Class F Shares                      164,407
Shareholder services fee-
Class A Shares                    1,228,276
Shareholder services fee-
Class B Shares                    1,659,503
Shareholder services fee-
Class C Shares                      257,068
Shareholder services fee-
Class F Shares                      164,407
Share registration costs            132,149
Printing and postage                262,631
Insurance premiums                    3,302
Taxes                                99,278
Miscellaneous                         9,920
TOTAL EXPENSES                   20,341,451
Net investment income                              11,359,164
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on
investments and options                           (27,349,946)
Net change in unrealized
appreciation of
investments and options                            21,637,716
Net realized and
unrealized loss on
investments and options                            (5,712,230)
Change in net assets
resulting from operations                       $   5,646,934

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                      SIX MONTHS

                                           ENDED

                                     (unaudited)             YEAR ENDED
                                   SEPTEMBER 30,              MARCH 31,

                                            1999                   1999
INCREASE (DECREASE) IN NET

ASSETS
OPERATIONS:

Net investment income            $    11,359,164       $     28,050,464
Net realized gain (loss) on

investments and options

($(27,349,946) and
$111,806,575,

respectively, as computed

for federal tax purposes)            (27,349,946)           108,542,891
Net change in unrealized
appreciation of
investments and options               21,637,716             87,508,735
CHANGE IN NET ASSETS

RESULTING FROM OPERATIONS              5,646,934            224,102,090
DISTRIBUTIONS TO
SHAREHOLDERS:

Distributions from net
investment income

Class A Shares                        (7,059,931)           (14,024,460)
Class B Shares                        (4,474,651)           (10,000,327)
Class C Shares                          (694,277)            (1,601,048)
Class F Shares                          (773,648)            (1,687,126)
Distributions from net
realized gains on
investments
Class A Shares                           (64,659)           (55,192,484)
Class B Shares                           (72,048)           (71,665,319)
Class C Shares                           (11,135)           (11,574,448)
Class F Shares                            (7,118)            (7,744,637)
CHANGE IN NET ASSETS
RESULTING FROM

DISTRIBUTIONS

TO SHAREHOLDERS                      (13,157,467)          (173,489,849)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                               291,455,861            787,808,257
Net asset value of shares
issued to shareholders in
payment of distributions
declared                              10,736,037            150,407,994
Cost of shares redeemed             (272,374,032)          (593,698,284)
CHANGE IN NET ASSETS
RESULTING FROM SHARE

TRANSACTIONS                          29,817,866            344,517,967
Change in net assets                  22,307,333            395,130,208
NET ASSETS:

Beginning of period                2,519,060,923          2,123,930,715
End of period (including
undistributed net
investment income of $0 and
$724,530, respectively)          $ 2,541,368,256       $  2,519,060,923

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                 SIX MONTHS

                                      ENDED

                                (unaudited)

                              SEPTEMBER 30,                                  YEAR ENDED MARCH 31,

                                       1999          1999         1998               1997               1996               1995
NET ASSET VALUE,
BEGINNING OF PERIOD                  $19.49        $19.14       $15.59             $14.26             $11.50             $11.06
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income                  0.13          0.31         0.41               0.42               0.46               0.49
Net realized and
unrealized gain (loss) on
investments and options               (0.02)         1.54         4.41               2.16               2.96               0.40
TOTAL FROM

INVESTMENT OPERATIONS                  0.11          1.85         4.82               2.58               3.42               0.89
LESS DISTRIBUTIONS:
Distributions from net
investment income                     (0.15)        (0.30)       (0.40)             (0.41)             (0.41)             (0.45)
Distributions from net
realized gain on
investments                           (0.00) 1      (1.20)       (0.87)             (0.84)             (0.25)                 -
TOTAL DISTRIBUTIONS                   (0.15)        (1.50)       (1.27)             (1.25)             (0.66)             (0.45)
NET ASSET VALUE, END OF

PERIOD                               $19.45        $19.49       $19.14             $15.59             $14.26             $11.50
TOTAL RETURN 2                         0.52%        10.18%       31.80%             18.82%             30.37%              8.31%

RATIOS TO AVERAGE
NET ASSETS:

Expenses 3                             1.09% 4       1.11%        1.09%              1.12%              1.23%              1.36%
Net investment income 3                1.30% 4       1.66%        2.25%              2.64%              2.99%              3.65%
Expenses (after waivers)               1.09% 4       1.11%        1.09%              1.08%              1.03%              1.00%
Net investment income
(after waivers)                        1.30% 4       1.66%        2.25%              2.68%              3.19%              4.01%
SUPPLEMENTAL DATA:
Net assets,
end of period

(000 omitted)                      $942,906      $932,544     $809,103           $431,281           $220,268           $108,683
Portfolio turnover                       15%           69%          69%                75%                96%                91%

1 Per share amount does not round to $(0.01).

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                 SIX MONTHS

                                      ENDED

                                (unaudited)

                              SEPTEMBER 30,                                     YEAR ENDED MARCH 31,

                                       1999            1999           1998               1997              1996             1995 1
NET ASSET VALUE,
BEGINNING OF PERIOD                  $19.49          $19.15         $15.59             $14.26            $11.50           $11.24
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income                  0.06            0.17           0.27               0.34              0.32 2           0.19
Net realized and
unrealized gain (loss) on
investments and options               (0.03)           1.54           4.42               2.13              3.01             0.26
TOTAL FROM

INVESTMENT OPERATIONS                  0.03            1.71           4.69               2.47              3.33             0.45
LESS DISTRIBUTIONS:
Distributions from net
investment income                     (0.07)          (0.17)         (0.26)             (0.30)            (0.32)           (0.19)
Distributions from net
realized gain on
investments                           (0.00) 3        (1.20)         (0.87)             (0.84)            (0.25)               -
TOTAL DISTRIBUTIONS                   (0.07)          (1.37)         (1.13)             (1.14)            (0.57)           (0.19)
NET ASSET VALUE, END

OF PERIOD                            $19.45          $19.49         $19.15             $15.59            $14.26           $11.50
TOTAL RETURN 4                         0.14%           9.32%         30.90%             17.92%            29.40%            4.14%

RATIOS TO AVERAGE
NET ASSETS:

Expenses 5                             1.84% 6         1.86%          1.84%              1.87%             1.99%            2.27% 6
Net investment income 5                0.55% 6         0.91%          1.50%              1.85%             2.15%            2.95% 6
Expenses (after waivers)               1.84% 6         1.86%          1.84%              1.87%             1.83%            1.80% 6
Net investment income
(after waivers)                        0.55% 6         0.91%          1.50%              1.85%             2.31%            3.42% 6
SUPPLEMENTAL DATA:
Net assets,
end of period

(000 omitted)                    $1,276,392      $1,262,258     $1,015,339           $418,675           $71,019           $6,072
Portfolio turnover                       15%             69%            69%                75%               96%              91%

1 Reflects operations for the period from September 27, 1994 (date of initial public offering) to March 31, 1995.

2 Calculated using average outstanding shares.

3 Per share amount does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 During the period, certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

6 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                 SIX MONTHS

                                      ENDED

                                (unaudited)

                              SEPTEMBER 30,                                  YEAR ENDED MARCH 31,

                                       1999          1999         1998               1997              1996              1995
NET ASSET VALUE, BEGINNING
OF PERIOD                            $19.50        $19.15       $15.59             $14.26            $11.50            $11.06
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income                  0.06          0.17         0.27               0.30              0.32              0.37
Net realized and
unrealized gain (loss) on
investments and options               (0.03)         1.54         4.42               2.16              3.00              0.44
TOTAL FROM

INVESTMENT OPERATIONS                  0.03          1.71         4.69               2.46              3.32              0.81
LESS DISTRIBUTIONS:
Distributions from net
investment income                     (0.07)        (0.16)       (0.26)             (0.29)            (0.31)            (0.37)
Distributions from net
realized gain on
investments                           (0.00) 1      (1.20)       (0.87)             (0.84)            (0.25)                -
TOTAL DISTRIBUTIONS                   (0.07)        (1.36)       (1.13)             (1.13)            (0.56)            (0.37)
NET ASSET VALUE, END

OF PERIOD                            $19.46        $19.50       $19.15             $15.59            $14.26            $11.50
TOTAL RETURN 2                         0.14%         9.37%       30.90%             17.90%            29.39%             7.52%

RATIOS TO AVERAGE
NET ASSETS:

Expenses 3                             1.84% 4       1.86%        1.84%              1.87%             1.98%             2.12%
Net investment income 3                0.55% 4       0.91%        1.50%              1.89%             2.25%             2.89%
Expenses (after waivers)               1.84% 4       1.86%        1.84%              1.87%             1.80%             1.76%
Net investment income
(after waivers)                        0.55% 4       0.91%        1.50%              1.89%             2.43%             3.25%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                      $197,301      $196,583     $173,900     $101,588     $48,161     $30,189
Portfolio turnover                       15%           69%          69%                75%               96%               91%

1 Per share amount does not round to $(0.01).

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class F Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                 SIX MONTHS

                                      ENDED

                                (unaudited)

                              SEPTEMBER 30,                                 YEAR ENDED MARCH 31,

                                       1999          1999         1998              1997              1996              1995
NET ASSET VALUE, BEGINNING
OF PERIOD                            $19.50        $19.15       $15.59            $14.26            $11.51            $11.06
INCOME FROM
INVESTMENT OPERATIONS:

Net investment income                  0.11          0.27         0.36              0.38              0.39              0.42
Net realized and
unrealized gain (loss) on
investments and options               (0.03)         1.54         4.42              2.16              2.99              0.46
TOTAL FROM

INVESTMENT OPERATIONS                  0.08          1.81         4.78              2.54              3.38              0.88
LESS DISTRIBUTIONS:
Distributions from net
investment income                     (0.12)        (0.26)       (0.35)            (0.37)            (0.38)            (0.43)
Distributions from net
realized gain on
investments                           (0.00) 1      (1.20)       (0.87)            (0.84)            (0.25)                -
TOTAL DISTRIBUTIONS                   (0.12)        (1.46)       (1.22)            (1.21)            (0.63)            (0.43)
NET ASSET VALUE, END OF

PERIOD                               $19.46        $19.50       $19.15            $15.59            $14.26            $11.51
TOTAL RETURN 2                         0.39%         9.90%       31.54%            18.50%            30.06%             8.05%

RATIOS TO AVERAGE NET

ASSETS:

Expenses 3                             1.34% 4       1.36%        1.34%             1.37%             1.48%             1.60%
Net investment income 3                1.05% 4       1.41%        2.00%             2.40%             2.77%             3.43%
Expenses (after waivers)               1.34% 4       1.36%        1.34%             1.36%             1.30%             1.24%
Net investment income
(after waivers)                        1.05% 4       1.41%        2.00%             2.41%             2.95%             3.79%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                      $124,770      $127,676     $125,588           $88,454           $51,707           $34,886
Portfolio turnover                       15%           69%          69%               75%               96%               91%

1 Per share amount does not round to $(0.01).

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

SEPTEMBER 30, 1999 (UNAUDITED)

ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. As of September 30, 1999, the Fund had no outstanding futures contracts.

WRITTEN OPTIONS CONTRACTS

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six-months ended September 30, 1999, the Fund had a realized gain of $104,865 on written options.


                           NUMBER OF

CONTRACTS                  CONTRACTS    PREMIUM
Outstanding at 4/1/1999        -        $       -
Options written            6,454         342,916
Options expired           (1,500)       (157,989)
Options closed                 -               -
Outstanding at 9/30/1999   4,954        $184,927


RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At September 30, 1999, par value shares ($0.01 per share) authorized were as follows:


                 NUMBER OF PAR VALUE
CLASS NAME       CAPITAL STOCK AUTHORIZED

Class A Shares     500,000,000
Class B Shares     500,000,000
Class C Shares     500,000,000
Class F Shares     500,000,000
TOTAL            2,000,000,000


Transactions in capital stock were as follows:


                                         SIX MONTHS ENDED                     YEAR ENDED
                                       SEPTEMBER 30, 1999                   MARCH 31, 1999

CLASS A SHARES:                  SHARES               AMOUNT           SHARES             AMOUNT
Shares sold                     7,269,365       $  147,617,694      21,767,155       $  406,101,071
Shares issued to
shareholders in payment of
distributions declared            268,069            5,417,880       2,936,873           54,973,689
Shares redeemed                (6,899,481)        (139,715,724)    (19,130,595)        (357,132,484)
NET CHANGE RESULTING FROM
CLASS A

SHARE TRANSACTIONS                637,953       $   13,319,850       5,573,433       $  103,942,276


                                         SIX MONTHS ENDED                      YEAR ENDED
                                       SEPTEMBER 30, 1999                    MARCH 31, 1999

CLASS B SHARES:                   SHARES              AMOUNT           SHARES              AMOUNT
Shares sold                     5,951,389       $  121,022,574      17,509,578       $  328,972,142
Shares issued to
shareholders in payment of
distributions declared            202,267            4,051,837       4,012,970           75,159,253
Shares redeemed                (5,266,138)        (106,974,380)     (9,797,991)        (182,568,198)
NET CHANGE RESULTING FROM
CLASS B

SHARE TRANSACTIONS                887,518       $   18,100,031      11,724,557       $  221,563,197


                                         SIX MONTHS ENDED                       YEAR ENDED
                                        SEPTEMBER 30, 1999                    MARCH 31, 1999

CLASS C SHARES:                    SHARES             AMOUNT           SHARES               AMOUNT
Shares sold                       914,571       $   18,617,849       2,286,433       $   42,946,716
Shares issued to
shareholders in payment of
distributions declared             30,361              610,159         631,896           11,835,287
Shares redeemed                  (888,595)         (18,054,528)     (1,918,480)         (35,676,015)
NET CHANGE RESULTING FROM
CLASS C

SHARE TRANSACTIONS                 56,337       $    1,173,480         999,849       $   19,105,988


                                          SIX MONTHS ENDED                      YEAR ENDED
                                         SEPTEMBER 30, 1999                   MARCH 31, 1999

CLASS F SHARES:                    SHARES             AMOUNT           SHARES               AMOUNT
Shares sold                       206,543       $    4,197,744         518,698       $    9,788,328
Shares issued to
shareholders in payment of
distributions declared             32,560              656,161         450,360            8,439,765
Shares redeemed                  (375,482)          (7,629,400)       (980,051)         (18,321,587)
NET CHANGE RESULTING FROM
CLASS F

SHARE TRANSACTIONS               (136,379)      $   (2,775,495)        (10,993)      $      (93,494)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS              1,445,429          $29,817,866      18,286,846       $  344,517,967

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                 PERCENTAGE OF AVERAGE
SHARE CLASS      DAILY NET ASSETS OF CLASS

        Class A Shares 0.50% Class B Shares 0.75% Class C Shares 0.75% Class F
Shares 0.25%

For the six months ended September 30, 1999, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 1999, were as follows:

Purchases     $ 393,268,332
Sales         $ 403,701,308

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS
JOHN F. CUNNINGHAM
J. CHRISTOPHER DONAHUE
LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN
CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. THOMAS MADDEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

LINDA A. DUESSEL

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated

World-Class Investment Manager

Federated Equity Income Fund, Inc.

Established 1986

13TH SEMI ANNUAL REPORT

SEMI-ANNUAL REPORT

AS OF SEPTEMBER 30, 1999

[Graphic]
Federated

Federated Equity Income Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

8110102 (11/99)

[Graphic]

                                    APPENDIX

A1. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/30/86 to 9/30/99. The "y" axis is measured in increments of $10,000 ranging from $0 to $80,000 and indicates that the ending value of hypothetical initial investment of $13,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $62,656 on 9/30/99.

A2. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 12/30/86 to 9/30/99. The "y" axis is measured in increments of $5,000 ranging from $0 to $40,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $37,345 on 9/30/99.

A3. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 9/30/89 to 9/30/99. The "y" axis is measured in increments of $10,000 ranging from $0 to $60,000 and indicates that the ending value of hypothetical initial investment of $15,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $52,491 on 9/30/99.